SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Second Amendment”), dated as of May 17, 2019, by and among TITAN INTERNATIONAL, INC., a Delaware corporation (“Titan International”), TITAN WHEEL CORPORATION OF ILLINOIS, an Illinois corporation (“Titan Wheel”), TITAN TIRE CORPORATION, an Illinois corporation (“Titan Tire”), TITAN TIRE CORPORATION OF FREEPORT, an Illinois corporation (“Titan Freeport”), TITAN TIRE CORPORATION OF BRYAN, an Ohio corporation (“Titan Bryan”), TITAN TIRE CORPORATION OF UNION CITY, a Tennessee corporation (“Titan Union City”), and TITAN MARKETING SERVICES, LLC, an Illinois limited liability company (“Titan Marketing”; and together with Titan International, Titan Wheel, Titan Tire, Titan Freeport, Titan Bryan and Titan Union City, collectively, “Borrowers”), BMO HARRIS BANK N.A., as agent for the Lenders (in such capacity, “Agent”) and the Lenders signatory hereto. Capitalized words and terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as hereinafter defined).

BACKGROUND

A.    Borrowers, the Lenders signatory thereto and Agent are parties to that certain Credit and Security Agreement dated as of February 17, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.    Borrowers have requested that Agent and the Lenders amend certain provisions of the Credit Agreement as more specifically set forth herein.
C.    Subject to the terms and conditions set forth herein, Agent and each of the Lenders are willing to enter into this Second Amendment.
NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.     Amendment. On the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(A) The following definition is added to Section 1.1 of the Credit Agreement in alphabetical order:
Second Amendment Effective Date: May 17, 2019.
(B) The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:[Changes in bold underline]
Agent Fee Letter: those certain fee letters dated as of February 17, 2017 and May 17, 2019, by and between Agent and Titan International.
Commitment: for any Lender, the aggregate amount of such Lender's Revolver Commitment. 'Commitment' means the aggregate amount of all Revolver

Commitments. The Commitments as of the Second Amendment Effective Date shall be $125,000,000.
Indenture: the 2023 Note Indenture.
Inventory Formula Amount: the sum of (x) the lesser of (i) 75% of the Value of Eligible Inventory; or (ii) 85% of the NOLV Percentage of the Value of Eligible Inventory, (y) the least of (i) 75% of the Value of Eligible Work-In-Process Inventory, (ii) 85% of the NOLV Percentage of the Value of Eligible Work-In-Process Inventory and (iii) $5,000,000 until such date as Agent has received an updated 2019 appraisal of Borrowers’ Eligible Work-In-Process Inventory performed by an appraiser satisfactory to Agent, whereupon such $5,000,000, shall be increased to $15,000,000 and (z) an amount not greater than $10,000,000 representing positive capitalized variances for Inventory that would not otherwise be Eligible Inventory.
(C) Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety with Schedule 1.1 attached hereto.
2.     Projections Waiver. Notwithstanding that consolidated projections were provided for Fiscal Year 2019, the Lenders acknowledge and agree that the requirements of Section 10.1.2(f) of the Credit Agreement with respect to Fiscal Year 2019 have been satisfied.
3.     Representations and Warranties. To induce Agent and Lenders to enter into this Second Amendment, each Borrower represents and warrants to Agent and the Lenders that:
(A) each Borrower is duly authorized to execute, deliver and perform this Second Amendment;
(B) the execution, delivery and performance of this Second Amendment has been duly authorized by all necessary action, and does not (a) require any consent or approval of any holders of Equity Interests of any Borrower, except those already obtained; (b) contravene the Organic Documents of any Borrower; (c) violate or cause a default under any Applicable Law or Material Contract; or (d) result in or require the imposition of any Lien (other than Permitted Liens) on any Borrower’s Property;
(C) this Second Amendment is the legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally;
(D) the representations and warranties of the Borrowers contained in the Credit Agreement and the other Loan Documents are true and correct as of the Second Amendment Effective Date (both before and after giving effect to the transactions contemplated hereby) with the same effect as though made on such date (except to the extent that such representations or warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date); and

(E) immediately prior to and after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.
4.     Conditions Precedent. The effectiveness of this Second Amendment is subject to each of the following conditions precedent being met and the date on which that has occurred shall be the Second Amendment Effective Date:
(A) Amendment. Agent shall have received counterparts of this Second Amendment duly executed by Borrowers, Agent and the Required Lenders;
(B) Fees. Agent shall have received the fees required to be paid per the Fee Letter;
(C) Secretary’s Certificates. Agent shall have received a certificate of a duly authorized officer of each Borrower, certifying (i) that attached copies of such Borrower’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents. Agent may conclusively rely on this certificate until it is otherwise notified by the applicable Borrower in writing;
(D) Searches. Agent shall have received such lien, tax, judgment, pending litigation and bankruptcy searches with respect to the Borrowers as it reasonably requires;
(E) Warranties and Representations. The warranties and representations of the Borrowers contained in Section 3 of this Second Amendment shall each be true and correct; and
(F) Notes. Agent shall have received a Second Amended and Restated Revolving Loan Notes in favor of BMO Harris Bank, N.A.
5.     Miscellaneous.
(A) Effect of Second Amendment. The parties hereto agree and acknowledge that nothing contained in this Second Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Instead, it is the express intention of the parties hereto to reaffirm the Debt created under the Credit Agreement, which is evidenced by certain Loan Documents and secured by the Collateral. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any rights, power or remedy of Lenders or Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Second Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 14.1.1 of the Credit Agreement. No reference to this Second Amendment need be made in any note, instrument or other document, including, but not limited to, any Loan Document, making reference to the Credit Agreement, any reference to the Credit Agreement in any such note, instrument or other document (including, without limitation, the Loan Documents) to be deemed to be referring to in the Credit Agreement as amended hereby.
(B) Captions. Section captions used in this Second Amendment are for convenience only, and shall not affect the construction of this Second Amendment.
(C) Governing Law. This Second Amendment shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of Illinois, without regard to any conflict of law principles (but giving effect to federal laws relating to national banks).
(D) Counterparts. This Second Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Second Amendment. Delivery of an executed signature page to this Second Amendment by telecopy or e-mail (PDF) shall be deemed to constitute delivery of an originally executed signature page hereto and shall be legally binding on any party signing in such manner.
(E) Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
(F) Payment of Expenses. The Borrowers agree to pay all out-of-pocket expenses (including reasonable attorneys’ fees) of Agent in connection with the preparation and execution of this Second Amendment.
(Signature Pages Follow)

(Signature Page to Second Amendment to Credit and Security Agreement)

IN WITNESS WHEREOF, this Second Amendment has been executed and delivered as of the date set forth above.

BORROWERS:

TITAN INTERNATIONAL, INC.
By:	/s/ DAVID A. MARTIN
Name:	David A. Martin
Title:	Senior Vice President and Chief
Financial Officer

TITAN WHEEL CORPORATION OF
ILLINOIS
By:	/s/ DAVID A. MARTIN
Name:	David A. Martin
Title:	Authorized Agent

TITAN TIRE CORPORATION
By:	/s/ DAVID A. MARTIN
Name:	David A. Martin
Title:	Authorized Agent

TITAN TIRE CORPORATION OF
FREEPORT
By:	/s/ DAVID A. MARTIN
Name:	David A. Martin
Title:	Authorized Agent

(Signature Page to Second Amendment to Credit and Security Agreement)

TITAN TIRE CORPORATION OF
BRYAN
By:	/s/ DAVID A. MARTIN
Name:	David A. Martin
Title:	Authorized Agent

TITAN TIRE CORPORATION OF
UNION CITY
By:	/s/ DAVID A. MARTIN
Name:	David A. Martin
Title:	Authorized Agent

TITAN MARKETING SERVICES LLC
By:	/s/ DAVID A. MARTIN
Name:	David A. Martin
Title:	Authorized Agent

(Signature Page to Second Amendment to Credit and Security Agreement)

BMO HARRIS BANK N.A.,
as Agent and Lender
By:	/s/ SARAH FYFFE
Name:	Sarah Fyffe
Title:	Vice President

(Signature Page to Second Amendment to Credit and Security Agreement)

BANK OF AMERICA, N.A.,
as a Lender
By:	/s/ MONIRAH J. MASUD
Name:	Monirah J. Masud
Title:	Senior Vice President

(Signature Page to Second Amendment to Credit and Security Agreement)

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:	/s/ CHRISTOPHER A. SALEK
Name:	Christopher A. Salek
Title:	Vice President

SCHEDULE 1.1
to
Credit and Security Agreement
COMMITMENTS OF LENDERS

Lender	Total Revolver Commitments
BMO Harris Bank N.A.	$55,000,000
Bank of America, N.A.	$35,000,000
JPMorgan Chase Bank, N. A.	$35,000,000
TOTAL	$125,000,000